EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1.

HARBORVIEW ADVISORS, LLC

Item	Information
Name:	HARBORVIEW ADVISORS, LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Master Fund, L.P.
Date of Event Requiring Statement (Month/Day/Year):	April 1, 2010
Issuer Name and Ticker or Trading Symbol:	ActiveCare, Inc. [ACAR.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Richard Rosenblum Name: Richard Rosenblum Title: Managing Member Date: December 20, 2010

2.

THE CORBRAN LLC

Item	Information
Name:	THE CORBRAN LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Master Fund, L.P.
Date of Event Requiring Statement (Month/Day/Year):	April 1, 2010
Issuer Name and Ticker or Trading Symbol:	ActiveCare, Inc. [ACAR.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Richard Rosenblum Name: Richard Rosenblum Title: Managing Member Date: December 20, 2010

3.

RICHARD ROSENBLUM

Item	Information
Name:	RICHARD ROSENBLUM
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Master Fund, L.P.
Date of Event Requiring Statement (Month/Day/Year):	April 1, 2010
Issuer Name and Ticker or Trading Symbol:	ActiveCare, Inc. [ACAR.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Richard Rosenblum Name: Richard Rosenblum Date: December 20, 2010

4.

DAVID STEFANSKY

Item	Information
Name:	DAVID STEFANSKY
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Master Fund, L.P.
Date of Event Requiring Statement (Month/Day/Year):	April 1, 2010
Issuer Name and Ticker or Trading Symbol:	ActiveCare, Inc. [ACAR.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ David Stefansky Name: David Stefansky Date: December 20, 2010